SEGMENT INFORMATION	12 Months Ended
Oct. 31, 2013
Segment Reporting [Abstract]
Segment Reporting Disclosure [Text Block]

12.       SEGMENT INFORMATION

We follow the accounting guidance of ASC 280 “Segment Reporting” (“ASC 280”).  Reportable operating segments are determined based on management’s approach.  The management approach, as defined by ASC 280, is based on the way that the chief operating decision-maker organizes the segments within an enterprise for making operating decisions and assessing performance.  In the past, the primary operations of the Company involved licensing in connection with and the development of patented technologies.  Commencing in the fourth quarter of fiscal 2012, the primary operations of the Company involved patent licensing in connection with the unauthorized use of patented technologies and patent enforcement.   Prior to the change in the primary operations of the Company, the chief operating decision-maker managed the enterprise in two segments: (i) Display Technology and (ii) Encryption Products and Services.  Subsequent to the change, chief operating decision-maker manages the enterprise as a single segment which includes the licensing and enforcement of patents from both of the previous segments.

Geographic Information

We have generated revenue both domestically (United States) and internationally.  International revenue is based on the country in which the licensee is located.  For the years ended October 31, 2013 and 2012, revenue by geographic area are as follows:

Geographic Data	2013	2012

Net revenue:
United States	$ 388,830	$ -
Taiwan	-	940,010
Revenue and Accounts, receivable	$ 388,830	$ 940,010

Accounts receivable at October 31, 2013 are from a United States licensee.